UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

Jos A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike, Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   410-239-2700

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 27, 2012, JoS. A. Bank Clothiers, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced that it would be holding a conference call to discuss its results for the second quarter of fiscal year 2012 on Thursday, August 30, 2012 at 11:00 a.m. Eastern Time (ET). A copy of the Press Release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release dated August 27, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jos A. Bank Clothiers, Inc. (Registrant)
August 27, 2012 (Date)	/s/ R. NEAL BLACK R. Neal Black President and Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 27, 2012